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                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549
                                                   ______________



                                                      FORM 8-K


                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 21, 1994

                     Commission File No. 0-7570
                    ______
 Delaware         Canandaigua Wine Company, Inc. and its     16-0716709
                     subsidiaries
 New York         Batavia Wine Cellars, Inc.                 16-1222994
 Delaware         Bisceglia Brothers Wine Co.                94-2248544
 California       California Products Company                94-0360780
 New York         Canandaigua West, Inc.                     16-1462887
 New York         Guild Wineries & Distilleries, Inc.        16-1401046
 South Carolina   Tenner Brothers, Inc.                      57-0474561
 New York         Widmer's Wine Cellars, Inc.                16-1184188
 Delaware         Barton Incorporated                        36-3500366
 Delaware         Barton Brands, Ltd.                        36-3185921
 Maryland         Barton Beers, Ltd.                         36-2855879
 Connecticut      Barton Brands of California, Inc.          06-1048198
 Georgia          Barton Brands of Georgia, Inc.             58-1215938
 New York         Barton Distillers Import Corp.             13-1794441
 Delaware         Barton Financial Corporation               51-0311795
 Wisoncsin        Stevens Point Beverage Co.                 39-0638900
 New York         Monarch Wine Company, Limited Partnership  36-3547524
 Illinois         Barton Management, Inc.                    36-3539106
 New York         Vintners International Company, Inc.       16-1443663
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant as specified    (I.R.S.
incorporation or     in its charter)                          Employer
organization)                                            Identification
                                                         Number)

116 Buffalo Street, Canandaigua, New York       14424
___________________________________________________________
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code  (716)394-7900
                                                    _____________


Former Name, Former Adress and Former Fiscal Year, if Changed Since
Last Report
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
Item 5.  Other events

        On October 21, 1994 the Registrant announced that it expects its net sales for the fiscal year ended August 31, 1994 ("Fiscal 1994") will be approximately $630 million, compared with net sales of approximately $306 million for the Company's fiscal year ended August 31, 1993 ("Fiscal 1993"), an increase of 106%. This increase resulted from the inclusion of a full year of net sales for Barton Incorporated acquired in June 1993, approximately 10 months of net sales of the Paul Masson, Taylor California Cellars brands and other products acquired in October 1993 and approximately one month of net sales of the Almaden and Inglenook brands and other products acquired in August 1994.

The Company also announced that for Fiscal 1994 it expects fully diluted earnings per common share to be in the range of $1.62 to $1.65 per share, exclusive of the impact of a restructuring charge which the Company will take in the fourth quarter of Fiscal 1994, compared with fully diluted earnings of $1.20 per share for Fiscal 1993. The Company estimates that the restructuring charge will reduce after-tax net income by approximately $14.8 million, or $0.91 per share. As previously announced on September 7, 1994 the restructuring charge relates to a plan to restructure the operations of the Company's California wineries, including a consolidation of facilities, centralization of bottling operations and reduction of overhead. The Company anticipates that the restructuring plan will result in cost savings of approximately $3.9 million (partially offset by additional restructuring charges of approximately $2.2 million for pre-tax savings of approximately $1.7 million) for the fiscal year ending August 31, 1995 and approximately $13.3 million of annual pre-tax cost savings beginning in fiscal 1996.

The foregoing information pertaining to Fiscal 1994 net sales and earnings per share is based on unaudited financial information and is therefore subject to the completion of the audit of the
Company's financial statements and appropriate year end
adjustments.  The Company expects to announce its Fiscal 1994 audited results prior to November 15, 1994.
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                                                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CANANDAIGUA WINE COMPANY, INC.


Dated:  October 21, 1994                  By:  s/Richard Sands                     s/Richard Sands
                                               Richard Sands, President and
                                               Chief Executive Officer


                                         SUBSIDIARIES

                                       Batavia Wine Cellars, Inc.


Dated:  October 21, 1994               By:   s/Richard Sands
                                             Richard Sands, Vice
                                                 President

                                                 Bisceglia Brothers Wine Co.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                        Canandaigua West, Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                        California Products Company


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                        Guild Wineries & Distilleries,
                                        Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Chairman of
                                                  the Board

                                                 Tenner Brothers, Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                                 Widmer's Wine Cellars, Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                                 Barton Incorporated


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                                 Barton Brands, Ltd.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                  President

                                                 Barton Beers, Ltd.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                  President

                                        Barton Brands of California,
                                        Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                  President

                                        Barton Brands of Georgia, Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                  President

                                        Barton Distillers Import Corp.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                                 Barton Financial Corporation


Dated:  October 21, 1994                        By:s/Raymond E. Powers
                                                 Raymond E. Powers,
                                                 Vice President


                                                 Stevens Point Beverage Co.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President


                                        Monarch Wine Company, Limited
                                        Partnership


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President Barton Management,
                                                 Inc., General Partner

                                                 Barton Management, Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, Vice
                                                 President

                                        Vintners International Company,
                                        Inc.


Dated:  October 21, 1994                        By:s/Richard Sands
                                                 Richard Sands, President

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
                                INDEX TO EXHIBITS


(1)        Underwriting agreement

           Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

           Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

           Not Applicable.

(16)       Letter re change in certifying accountant

           Not Applicable.

(17)       Letter re director resignation

           Not Applicable.

(20)       Other documents or statements to security holders

           Not Applicable.

(23)       Consents of experts and counsel

           Not Applicable.

(24)       Power of attorney

           Not Applicable.

(27)       Financial Data Schedule

           Not Applicable.

(99)       Additional Exhibits

           None.